SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                  Amendment #1


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 29, 1998




                   RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



North Carolina                        33-15427                  56-1590235
(State of incorporation)       (Commission File Number)       (IRS Employer
                                                            Identification No.)



                3850 One First Union Center, Charlotte, NC 28202
               (Address or principal executive offices, Zip Code)


Registrant's telephone number  704/944-0100







                                                 Total number of pages:  8



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





Item 2.  Acquisition or Disposition of Assets

       On September 29, 1998, the Partnership sold the Cape Henry Plaza Shopping Center to Aegis Realty Operating Partnership LP, an unaffiliated party, for a contract price of $3,900,000, received in cash. Cape Henry Plaza is located in Virginia Beach, Virginia. The property contains approximately 50,000 square feet of rentable space and was recorded in the accounting records of the Partnership at a net book value of $3,292,000.

       This amendment to our report filed October 14, 1998, provides the required pro forma financial information.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b)    Pro Forma Financial Information.

       Pages 4-5          Retail Equity Partners Limited Partnership Unaudited
                          Pro Forma Condensed Balance Sheet as of June 30, 1998
       Pages 6-8          Retail Equity Partners Limited Partnership
                          Unaudited Pro Forma Condensed Statements of
                          Operations for the six months ended June 30, 1998, and for the year ended December 31, 1997

       The unaudited pro forma condensed balance sheet as of June 30, 1998, is presented as if the sale of Cape Henry Shopping Center had occurred on June 30, 1998.

       The unaudited pro forma condensed statements of operations for the six months ended June 30, 1998, and for the year ended December 31, 1997, are presented as if the sale of Cape Henry Shopping Center had occurred on January 1 of each period presented.

       You should read these unaudited statements in conjunction with our Annual Report on Form 10-K for the year ended December 31, 1997, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 1998. We believe the pro forma condensed consolidated financial information provides all adjustments necessary to reflect the effects of this sale.

       No one has audited these pro forma condensed financial statements. These pro forma statements may not represent what our financial position would have been if we had really sold Cape Henry Shopping Center on June 30, 1998. These pro forma statements may not represent how we would have performed if we had sold Cape Henry Shopping Center at the beginning of the periods presented. In addition, these pro forma statements do not purport to project our financial position or results of operations at any future date or for any future period.


(c)    Exhibits - none


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Retail Equity Partners Limited Partnership
                                   (Registrant)



November 12, 1998                  by:   /s/ Philip S. Payne
                                   -----------------------------
                                   Philip S. Payne
                                   (Duly Authorized Agent)



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




RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
June 30, 1998

                                                                             Pro Forma
                                                                             Cape Henry
                                                           Historical           Sale           Pro Forma
                                                        ----------------- ----------------- -----------------
                                                              (A)               (B)
Assets
Cash and cash equivalents                                  $  119,417       $   344,685        $  464,102
Restricted cash - tenant security deposits                     25,401            (5,076)           20,325
Other current assets                                           78,151                 -            78,151
Deferred costs, net                                               194                 -               194
Property held for sale                                      6,157,542        (3,291,584)        2,865,958
                                                        ----------------- ----------------- -----------------
Total assets                                               $6,380,705       $(2,951,975)       $3,428,730
                                                        ================= ================= =================

Liabilities and Partners' Equity (Deficit)
Deed of trust loans payable                                $6,779,162       $(3,435,289)       $3,343,873
Accounts payable and other current liabilities                 78,015           (26,610)           51,405
Prepaid rents and tenant security deposits                     22,129            (5,076)           17,053
                                                        ----------------- ----------------- -----------------
                                                            6,879,306        (3,466,975)        3,412,331
Partners' equity (deficit):
   Limited partners                                          (430,871)          509,850            78,979
   General partner                                            (67,730)            5,150           (62,580)
                                                        ----------------- ----------------- -----------------
      Total partners' equity (deficit)                       (498,601)          515,000            16,399
                                                        ----------------- ----------------- -----------------
Total liabilities and partners' equity (deficit)           $6,380,705       $(2,951,975)       $3,428,730
                                                        ================= ================= =================


See accompanying notes.


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


RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(A) Reflects our historical balance sheet contained in our Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

(B) Reflects the sale of Cape Henry Plaza Shopping Center and payoff of the related deed of trust loan as if these transactions had taken place on June 30, 1998:

Sale contract price                                          $ 3,900,000
Less direct costs of sale:
   Sale commission                                               (78,000)
   Other direct costs                                            (15,416)
                                                         -----------------
                                                               3,806,584
Net book value of assets sold                                 (3,291,584)
                                                         -----------------
                                                            $    515,000
                                                         =================

Deed of trust loan paid off                                  $ 3,435,289
Accrued interest paid at payoff                                   26,610
                                                         -----------------
                                                             $ 3,461,899
                                                         =================

The actual loan balance paid off at September 29, 1998, was $3,426,554.


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RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 1998


                                                                             Pro Forma
                                                                             Cape Henry
                                                           Historical           Sale           Pro Forma
                                                        ----------------- ----------------- -----------------
                                                              (C)               (E)
Revenues
Rental income                                                $510,038         $(258,892)         $251,146
Gain on sale of Cape Henry Shopping Center                          -           515,000           515,000
Interest and other income                                       3,433                 -             3,433
                                                        ----------------- ----------------- -----------------
                                                              513,471           256,108           769,579

Expenses
Property operations                                            38,898           (19,961)           18,937
General and administrative                                     32,735            (5,766)           26,969
Property taxes and insurance                                   51,453           (28,283)           23,170
Management fees                                                28,224            (8,577)           19,647
Depreciation                                                        -                 -                 -
Amortization                                                    9,606            (5,058)            4,548
Interest                                                      314,441          (159,340)          155,101
Write-off of deferred costs                                         -             5,167             5,167
                                                        ----------------- ----------------- -----------------
                                                              475,357          (221,818)          253,539
                                                        ----------------- ----------------- -----------------
Net income                                                   $ 38,114         $ 477,926          $516,040
                                                        ================= ================= =================

Allocation of net income:
   Limited partners                                          $ 37,733                            $510,880
                                                        =================                   =================
   General partner                                           $    381                            $  5,160
                                                        =================                   =================


See accompanying notes.



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




RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1997

                                                                             Pro Forma
                                                                             Cape Henry
                                                           Historical           Sale           Pro Forma
                                                        ----------------- ----------------- -----------------
                                                              (D)               (E)
Revenues
Rental income                                              $1,032,474         $(521,455)         $511,019
Gain on sale of Cape Henry Shopping Center                          -           417,000           417,000
Interest and other income                                       9,205                 -             9,205
                                                        ----------------- ----------------- -----------------
                                                            1,041,679          (104,455)          937,224

Expenses
Property operations                                            91,533           (49,382)           42,151
General and administrative                                     39,226           (11,270)           27,956
Property taxes and insurance                                   98,482           (53,534)           44,948
Management fees                                                55,302           (15,824)           39,478
Depreciation                                                  181,610           (98,243)           83,367
Amortization                                                   19,194           (10,107)            9,087
Interest                                                      632,832          (320,683)          312,149
Write-off of deferred costs                                         -            15,274            15,274
                                                        ----------------- ----------------- -----------------
                                                            1,118,179          (543,769)          574,410
                                                        ----------------- ----------------- -----------------
Net income (loss)                                          $  (76,500)        $ 439,314          $362,814
                                                        ================= ================= =================

Allocation of net income (loss):
   Limited partners                                        $  (75,735)                           $359,186
                                                        =================                   =================
   General partner                                         $     (765)                           $  3,628
                                                        =================                   =================


See accompanying notes.



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




RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
NOTES TO UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

(C) Reflects our historical statement of operations contained in our Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

(D) Reflects our historical statement of operations contained in our Annual Report on Form 10-K for the year ended December 31, 1997.

(E) Reflects the effect of sale of Cape Henry Shopping Center and payoff of the related deed of trust loan as if these transactions had taken place on January 1 of the periods shown.



                                                       For the        For the
                                                      Six Months       Year
                                                        Ended          Ended
                                                       June 30      December 31
                                                         1998           1997
                                                    -------------  -------------

Rental revenue                                        $258,892       $521,455
Operating expenses                                     226,985        559,043
                                                    ------------- --------------
 Income (loss) from operating activities             $  31,907      $ (37,588)
                                                    =============  =============

During 1997, the Partnership recorded depreciation of approximately $98,000 on Cape Henry Shopping Center assets, included in operating expenses above. These depreciation charges reduced the recorded net book value of those assets by $98,000. During 1998, no depreciation was recorded.


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